UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ALDILA, INC
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 18, 2006

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Aldila, Inc., to be held Thursday, May 18, 2006, at 10:30 a.m. (Pacific daylight time) at the Company’s executive offices and production facility, 13450 Stowe Drive, Poway, California 92064. The formal notice and proxy statement for the Annual Meeting are attached to this letter.

It is important that you vote your shares as soon as possible, either by the phone, by using the Internet, or by mail as explained on the enclosed proxy card, even if you currently plan to attend the Annual Meeting. By doing so, you will ensure that your shares are represented and voted at the meeting. If you decide to attend, you can still vote your shares in person, if you wish.

On behalf of the Board of Directors, I thank you for your cooperation and I look forward to seeing you on May 18.

Very truly yours,
/s/ PETER R. MATHEWSON
Peter R. Mathewson Chairman of the Board

ALDILA, INC.
13450 STOWE DRIVE
POWAY, CALIFORNIA 92064

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2006

TO THE STOCKHOLDERS OF ALDILA, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Aldila, Inc. (the “Company”) will be held at the Company’s executive offices and production facility, 13450 Stowe Drive, Poway, California 92064, on Thursday, May 18, 2006, at 10:30 a.m., (Pacific daylight time), for the following purposes:

1.      ELECTION OF DIRECTORS.   To elect by vote of the holders of Common Stock a total of five persons to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. The Board of Directors’ nominees are:

Thomas A. Brand	Lloyd I. Miller, III
Peter R. Mathewson	Bryant R. Riley
Andrew M. Leitch

2.      RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.   To ratify the Audit Committee’s selection of Peterson & Co., LLP as the Company’s independent accountants for the fiscal year ending December 31, 2006.

3.      OTHER BUSINESS.   To consider and act upon such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 31, 2006 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ ROBERT J. CIERZAN
Robert J. Cierzan
Secretary
Dated: April 18, 2006

Whether or not you currently plan to attend the annual meeting in person, please vote by telephone, or by using the Internet or by mail, as instructed on the enclosed proxy card, as promptly as possible. You may revoke your proxy (whether given by telephone, Internet or mail) if you decide to attend the annual meeting and wish to vote your shares in person.

TABLE OF CONTENTS

GENERAL	1
VOTING AND REVOCATION OF PROXIES	1
VOTING	1
REVOCATION	1
PROPOSAL NO. 1—ELECTION OF DIRECTORS	2
NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK	2
THE BOARD OF DIRECTORS AND COMMITTEES	3
ATTENDANCE AT BOARD, COMMITTEE AND SHAREHOLDER MEETINGS	3
CERTAIN COMMITTEES OF THE BOARD	3
INDEPENDENCE OF MAJORITY OF DIRECTORS	4
CODE OF ETHICS	4
PROPOSAL NO. 2—RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS	4
INDEPENDENT ACCOUNTANT FEES	4
AUDIT FEES	5
AUDIT-RELATED FEES	5
TAX FEES	5
ALL OTHER FEES	5
PRE-APPROVAL POLICIES	5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	8
EXECUTIVE OFFICERS OF THE COMPANY	8
EXECUTIVE COMPENSATION	9
SUMMARY COMPENSATION TABLE	9
STOCK OPTION GRANTS	9
AGGREGATED OPTION EXERCISES	10
DIRECTOR COMPENSATION	10
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS	10
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	11
COMMITTEE COMPOSITION	11
COMPENSATION OBJECTIVES AND POLICIES	11
BASE SALARY	11
BONUS PLAN	12
STOCK OPTIONS	13
SECTION 162(m) ISSUES	13
COMPENSATION OF THE CHIEF EXECUTIVE OFFICER	14
AUDIT COMMITTEE	15
REPORT OF AUDIT COMMITTEE	15
AUDIT COMMITTEE CHARTER	16
INDEPENDENCE OF AUDIT COMMITTEE MEMBERS	17
AUDIT COMMITTEE FINANCIAL EXPERT	17
NOMINATING COMMITTEE	17
PERFORMANCE GRAPH FOR ALDILA, INC. COMMON STOCK	18

ANNUAL REPORT	19
PROXY SOLICITATION	19
PROPOSALS OF STOCKHOLDERS AND COMMUNICATIONS TO DIRECTORS	19
AVAILABLE INFORMATION	20
OTHER MATTERS	20

ALDILA, INC.
13450 STOWE DRIVE
POWAY, CALIFORNIA 92064
(858) 513-1801

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 18, 2006

GENERAL

This proxy statement is furnished to stockholders of Aldila, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board” or “Board of Directors”) for use at the Annual Meeting of Stockholders to be held at 10:30 a.m., (Pacific daylight time), on Thursday, May 18, 2006, at the Company’s executive offices and production facility, 13450 Stowe Drive, Poway, California 92064, and any adjournments thereof (the “Annual Meeting” or “Meeting”).

Common stockholders of record as of the close of business on March 31, 2006, will be entitled to vote at the Meeting or any adjournments thereof. As of the record date, the Company had outstanding 5,488,747 shares of Common Stock, each entitled to one vote on all matters to be voted upon. There are no other voting securities of the Company outstanding. This proxy statement, the accompanying form of proxy and the Company’s annual report to stockholders for the fiscal year ended December 31, 2005 are being mailed on or about April 18, 2006 to each stockholder entitled to vote at the Meeting.

VOTING AND REVOCATION OF PROXIES

VOTING

If the enclosed proxy is voted by telephone, using the Internet or executed and returned by mail in time and not revoked, all shares represented thereby will be voted. Each proxy will be voted in accordance with the stockholder’s instructions. If no such instructions are specified, the proxies will be voted FOR the election of each person nominated for election as a director and FOR the ratification of the Board’s selection of Peterson & Co., LLP as the Company’s independent accountants for the fiscal year ending December 31, 2006.

Assuming a quorum is present, the affirmative vote by the holders of a plurality of the votes cast at the Meeting will be required for the election of directors; the affirmative vote of a majority of the votes cast at the Meeting will be required for the ratification of the Board’s selection of Peterson & Co., LLP as the Company’s independent accountants; and the affirmative vote of a majority of the votes cast at the Meeting will be required to act on all other matters to come before the Annual Meeting. An automated system administered by the Company’s transfer agent tabulates the votes. For purposes of determining the number of votes cast with respect to any voting matter, only those cast “for” or “against” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting. With respect to all matters (other than the election of directors), abstentions and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast.

REVOCATION

A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy by mail, or by telephone, or by using the Internet will not prevent a stockholder of record from voting in person at the Annual Meeting if that stockholder of record is present and wishes to do so. If you are the beneficial owner of shares (for example, your shares are held in “street name”), the stockholder of record must revoke any proxy.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Company’s Restated Bylaws give the Board the power to set the number of directors at no less than one nor more than twenty-one. The size of the Company’s Board is currently set at five. Directors hold office until the next annual meeting of stockholders and until their successors are elected and have qualified.

Unless otherwise directed, proxies in the accompanying form will be voted FOR the nominees listed below. If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the nominees are current directors of the Company whose terms end at the 2006 Annual Meeting. Information concerning the nominees for directors is set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD OF DIRECTORS’ NOMINEES FOR DIRECTORS TO BE ELECTED BY THE HOLDERS OF COMMON STOCK.

NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK

THOMAS A. BRAND has been a director of the Company since November 1997. Since January 1994, Mr. Brand has been a consultant to the composite materials industry. Since August 2000, he has been a director of Reinhold Industries, Inc., a manufacturer of advanced custom composite components and sheet molding compounds for a variety of applications in the United States and Europe. From 1983 to 1992, he was Senior Vice President/General Manager of Fiberite Advanced Materials, a business unit of ICI-PLC. From 1964 to 1983, Mr. Brand served as Vice President/General Manager, Fiberite West Coast Corp., which is a division of Fiberite Corporation. Age: 72.

PETER R. MATHEWSON has been a director of the Company since January 1997 and has been President, Chief Executive Officer and Chairman of the Board of the Company since January 2000. From 1990 until December 31, 1999, he served as Vice President of the Company (or its predecessors). Since January 1997, Mr. Mathewson has also served as President and Chief Operating Officer of Aldila Golf Corp., the Company’s operating subsidiary that conducts its core golf operations. Mr. Mathewson has been with the Company (or its predecessors) since September 1973 and has held various positions, including: plant manager, production manager, shipping and receiving supervisor, and purchasing agent. Age: 55.

LLOYD I. MILLER, III has been a director of the Company since September 2001. Mr. Miller has been a registered investment advisor since 1990, and he is also a director of Stamps.com Inc., Synergy Brands, Inc., and American Banknote Corp. Age: 51.

BRYANT R. RILEY has been a director of the Company since May 2003. He is the founder and Chief Executive Officer of B. Riley & Co., Inc. since January 1997. B. Riley & Co., a member of the NASD, provides research and trading ideas primarily to institutional investors. Mr. Riley has also been the General Partner of Riley Investment Management since 2001, and is a director of Celeritek, Inc., Mossimo, Inc., and chairman of Alliance Semiconductor Corp. Age: 39.

ANDREW M. LEITCH has been a director of the Company since May 2004. He is a certified public accountant, a chartered public accountant, and a private businessman. He currently serves on the Board of Directors of (i) Blackbaud, Inc., where he is also chairman of the Audit Committee, (ii) Citicorp Everbright China Fund Limited, and (iii) various private companies within the Kerry Packer Group. He served as a director of Vapotronics Inc. from June 2000 through October 2001, as its acting Chief Financial Officer from July 2000 through October 2001 and as its acting Chief Executive Officer from June 2001 through October 2001. In March 2000 he retired after 22 years as a partner of Deloitte & Touche LLP. He worked primarily in Japan, Singapore and Hong Kong, where he led the successful opening of that firm’s China practice. He has previously served on the Board of Directors of ING Fund—Hong Kong and NBL Communications Inc. Age: 62.

THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors of the Company directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the full Board of Directors and four standing committees: Executive, Audit, Compensation and Nominating. In addition, from time to time special committees may be established under the direction of the Board when necessary to address specific issues.

ATTENDANCE AT BOARD, COMMITTEE AND SHAREHOLDER MEETINGS

The Board of Directors of the Company held five meetings in calendar year 2005. Meetings of committees are discussed below. Each director attended 75% or more of the aggregate of (i) meetings of the Board held during the period for which he served as a director and (ii) meetings of all committees held during the period for which he served on those committees. The Company encourages all directors to attend the Annual Meeting of Shareholders. At the Annual Meeting of Shareholders held May 2005 all directors were in attendance, either in person or by telephone.

CERTAIN COMMITTEES OF THE BOARD

The EXECUTIVE COMMITTEE of the Board has the authority, between meetings of the Board of Directors, to exercise all powers and authority of the Board in the management of the business and affairs of the Company that may be lawfully delegated to it under Delaware law. The Committee is chaired by Peter R. Mathewson and its other members are Lloyd I. Miller, III, and Bryant R. Riley. It is anticipated that at the meeting of the Board of Directors immediately following the Annual Meeting of Stockholders, the existing members of the Executive Committee will be re-appointed. The Executive Committee held no meetings in calendar year 2005.

The AUDIT COMMITTEE is currently composed of Andrew M. Leitch, as chairman and “financial expert,” Bryant R. Riley, and Thomas A. Brand. The Audit Committee held four meetings in calendar year 2005. See “AUDIT COMMITTEE” below for a description of the responsibilities and activities of the Audit Committee, the independence of its membership, and the proposed composition of the Audit Committee following the 2006 Annual Meeting of Shareholders.

The COMPENSATION COMMITTEE is currently composed of Thomas A. Brand, who is the chairman, Bryant R. Riley and Lloyd I. Miller, III. Each member of the Company’s Compensation Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with NASD rules and each is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The Compensation Committee is charged with the responsibility of supervising and administering the Company’s compensation policies, management awards, reviewing salaries, approving significant changes in salaried employee benefits, and recommending to the Board such other forms of remuneration as it deems appropriate. The Compensation Committee also determines individuals to whom stock options will be granted under the Company’s 1994 Stock Incentive Plan, the terms on which such options will be granted, and to administer the 1994 Stock Incentive Plan. The Compensation Committee also retains administrative responsibility over the Company’s 1992 Stock Option Plan. The Company anticipates that at the meeting of the Board of Directors immediately following the 2006 Annual Meeting of Stockholders, the existing members will be re-appointed to the Compensation Committee. The Compensation Committee held four meetings in calendar year 2005.

The NOMINATING COMMITTEE was originally established by the Board of Directors in 2004. The Nominating Committee met on March 21, 2006 to prepare for the 2006 Annual Meeting of Shareholders. The Nominating Committee is currently comprised of Thomas A. Brand, who is chairman, Lloyd I. Miller, III and Bryant R. Riley. Each member of the Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with NASDAQ rules. The Nominating Committee has recommended to the Board of Directors, which has adopted its recommendation, that the nominees for Director named in this proxy be submitted to the stockholders for approval.

INDEPENDENCE OF MAJORITY OF DIRECTORS

As part of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) reforms, the NASD has adopted rules regarding the independence of directors of NASDAQ listed companies. These rules became effective for the Company as of the 2004 Annual Meeting of Stockholders.

The Board of Directors has determined that Messrs. Brand, Miller, Riley, and Leitch constitute a majority of the Board of Directors, that each will be independent under the rules of the NASD, and none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

Mr. Mathewson is precluded from being considered independent by NASD rules because he currently serves as an executive officer of the Company.

CODE OF ETHICS

The Company adopted a Code of Business Conduct and Ethics on December 31, 2002 governing its officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Business Conduct and Ethics is available at the Company’s website (www.aldila.com).

PROPOSAL NO. 2—RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected the accounting firm of Peterson & Co., LLP to audit the Company’s financial statements for, and otherwise act as the Company’s independent accountants with respect to, the fiscal year ending December 31, 2006. Peterson & Co., LLP has acted as independent accountants for the Company since May 20, 2003. In accordance with the Audit Committee’s resolution, its selection of Peterson & Co., LLP as the Company’s independent accountants for the current fiscal year is being presented to stockholders for ratification at the Annual Meeting. The Company knows of no direct or material indirect financial interest of Peterson & Co., LLP in the Company or any connection of that firm with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee.

Representatives of Peterson & Co., LLP will be present at the 2006 Annual Meeting of Stockholders, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PETERSON & CO., LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.

INDEPENDENT ACCOUNTANT FEES

From May 20, 2003, the Company’s principal accountant has been Peterson & Co., LLP. Our fiscal year is the calendar year. The Company paid the following fees to its principal accountant for the indicated services.

AUDIT FEES

The Company was billed $100,081 for 2004 and $91,629 for 2005 by Peterson & Co, LLP for professional services rendered by its principal accountant for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly filings, and services normally provided by the accountant in connection with statutory and regulatory filings.

AUDIT-RELATED FEES

The Company was billed $8,400 for 2004 and $202,023 for 2005 by Peterson & Co., LLP for professional services rendered by its principal accountant reasonably related to the performance of the audit or review of the Company’s financial statements in addition to the Audit Fees reported above. Such professional services consisted of an audit of the employee benefit plan, an audit of a foreign statutory report, and accounting consultations, and in 2005 the audit and certification of the Company’s internal controls for financial reporting required under Section 404 of the Sarbanes-Oxley act.

TAX FEES

The Company was billed $37,782 for 2004 and $40,191 for 2005 by Peterson & Co., LLP for professional services rendered by its principal accountant for tax compliance, tax advice and tax planning. Such professional services consisted of tax planning and consultations and tax return preparation.

ALL OTHER FEES

The Company did not incur any fees for other professional services rendered by Peterson & Co., LLP in 2004 or 2005.

PRE-APPROVAL POLICIES

Sarbanes-Oxley and applicable SEC rules strengthened the rules regarding the independence of auditors of publicly traded companies. Consistent with these requirements, the Audit Committee considers, on a case-by-case basis, and approves in advance, if appropriate, all audit and permissible non-audit services to be provided by the Company’s principal accountants. None of the services provided in 2005 fell within the exemptions to the required Audit Committee pre-approval procedures.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On June 4, 2002, the Company effected a one-for-three reverse stock split (the “Reverse Stock Split”) of the Company’s Common Stock. All historical information in this Proxy Statement relating to the Company’s Common Stock, share prices, options, and similar matters prior to June 4, 2002 has been restated to give effect to the Reverse Stock Split.

The following table sets forth certain information regarding the shares of Common Stock beneficially owned as of February 1, 2006 by (a) each person or entity who, insofar as the Company has been able to ascertain, beneficially owned more than 5% of the Company’s Common Stock as of such date, (b) each of the directors of the Company, (c) the Company’s Chief Executive Officer and the two other most highly compensated executive officers of the Company for the fiscal year ended December 31, 2005 (the “Named Executive Officers”) and (d) all current directors and executive officers of the Company, as a group (seven persons). Except as otherwise indicated, the business address for each person is c/o Aldila, Inc., 13450 Stowe Drive, Poway, California 92064.

Common Stock Beneficially Owned

Name	Beneficial Ownership	Percent(1)
Certain Beneficial Owners
Bares Capital Management, Inc.(2)	367,843	6.82%
Bjurman, Barry & Associates(3)	321,500	5.96%
Oberweis Asset Management, Inc.(4)	283,581	5.26%
Pike Capital Partners, LP(5)	274,825	5.09%
Directors and Officers
Peter R. Mathewson(6)	89,129	1.63%
Thomas A. Brand(7)	27,107	*
Andrew M. Leitch(8)	2,924	*
Lloyd I. Miller, III(9)	332,838	6.16%
Bryant R. Riley(10)	250,103	4.63%
Robert J. Cierzan(11)	55,211	1.02%
Michael J. Rossi(12)	20,047	*
Total All Directors and Officers	777,359	14.07%

Notes:

             *  Percentage of shares beneficially owned does not exceed one percent of the outstanding shares of Common Stock as of February 1, 2006.

   (1)  Based on a total of 5,395,523 outstanding Common Shares as of February 1, 2006, and any options or other rights to acquire shares vesting within 60 days of that date.

   (2)  Based on a Schedule 13G, dated February 1, 2006, filed by Bares Capital Management, Inc. showing aggregate beneficial ownership of 367,843 shares, of which 10,650 are subject to sole voting and sole dispositive power, and 357,193 are subject to shared voting and shared dispositive power. The address of Bares Capital Management, Inc. is 510 South Congress Ave. Ste. 306, Austin, TX 78704.

   (3)  Based on a Schedule 13F, dated December 31, 2005, filed by Bjurman, Barry & Associates showing aggregate beneficial ownership of 321,500 shares, of which 321,500 are subject to sole investment discretion, 319,700 are subject to shared voting authority, and 1,800 are not subject to voting authority. Bjurman, Barry & Associate’s address is 1011 Santa Monica Blvd., Ste. 1200, Los Angeles, CA 90067.

   (4)  Based on a Schedule 13G, dated February 14, 2006, filed by Oberweis Asset Management, Inc. (OAM), and its principal shareholders, James D. Oberweis and James W. Oberweis.  OAM is an investment advisor to The Oberweis Funds, which owns 60,115 shares. OAM and its principal shareholders report beneficially owning 283,581 shares, all of which are to shared voting and shared dispositive power. The address of OAM and its principal shareholders is 3333 Warrenville Road, Ste. 500, Lisle, IL 60532.

   (5)  Based on a Schedule 13G, dated March 7, 2006, filed by Pike Capital Partners, LP and Pike Capital Partners (QP), LP, showing beneficial ownership of 274,825 shares, all with shared voting power and shared dispositive power. The address of Pike Capital Partners, LP and Pike Capital Partners (QP), LP is 275 Madison Ave., Ste. 418, New York, NY 10016.

   (6)  Mr. Mathewson has shared voting and dispositive power over all Common Shares shown, which are held by Peter R. Mathewson and Penny E. Mathewson, Trustees of the Mathewson Family Trust dated 01/20/1998. Includes options to acquire 68,287 shares of Common Stock that will have vested within 60 days following February 1, 2006. As of February 1, 2006, Mr. Mathewson also held options to purchase 8,333 shares of Common Stock that will not have vested within 60 days following that date.

   (7)  Includes options to acquire 3,334 shares of Common Stock that will have vested within 60 days following February 1, 2006. As of February 1, 2006, Mr. Brand also held options to purchase 6,669 shares of Common Stock that will not have vested within 60 days following that date.

   (8)  Includes options to acquire 0 shares of Common Stock that will have vested within 60 days following February 1, 2006. As of February 1, 2006, Mr. Leitch also has options to purchase 8,481 shares of Common Stock that will not have vested within 60 days following that date.

   (9)  Based on a Form 4 filed January 13, 2006 and a Schedule 13D (Amendment No. 9) filed January 13, 2006, filed by Mr. Miller, showing beneficial ownership of 329,505 shares of Common Stock, including options to purchase 3,334 shares of Common Stock that will have vested within 60 days following February 1, 2006. As of February 1, 2006, Mr. Miller also held options to purchase 6,668 shares of Common Stock that will not have vested within 60 days following February 1, 2006. Mr. Miller’s beneficial ownership of Common Stock consists of 170,099 shares over which he has sole voting and dispositive power and 162,741 over which he has shared voting and dispositive power. Mr. Miller holds 74,797 Common Shares directly. He is advisor to Trust A-4 and Trust C, which hold 9,375 Common Shares and 119,904 Common Shares, respectively. Mr. Miller is the manager of Milfam, LLC, an Ohio limited liability company, which is the managing general partner of (i) Milfam I L.P., a Georgia limited partnership, and (ii) Milfam II L.P., a Georgia limited partnership. Milfam, LLC holds 666 Common Shares. Milfam I, L.P. holds 35,833 Common Shares. Milfam II, L.P. holds 48,804 Common Shares. Mr. Miller is the trustee for certain generation skipping trusts, including Catherine Miller GST (which holds 1,166 Common Shares), Kimberly Miller GST (which holds 1,166 Common Shares), and Lloyd I. Miller GST (which holds 1,200 Common Shares). Mr. Miller is the custodian for certain accounts created under the Florida Uniform Gifts to Minors Act, including Alexandra Miller UGMA (which holds 1,066 Common Shares) and Lloyd I. Miller IV UGMA (which holds 1,066 Common Shares). Mr. Miller is investment counsel (with sole voting and dispositive rights) and co-trustee with Kimberly Miller of a trust for the benefit of Alexandra Miller and Lloyd I. Miller IV (which holds 1,000 Common Shares). Mr. Miller holds shared investment voting and dispositive power over 32,462 Common Shares held by the Marli B. Miller Custodian Managed Account.  Mr. Miller is also the beneficial owner for Section 16 purposes of 1,000 shares held by Kimberly S. Miller. Mr. Miller disclaims any beneficial interest in all Common Shares other then his pecuniary interest therein, except those Common Shares held directly by him.

(10) Based on a Form 4 filed February 6, 2006 and a Schedule 13D (Amendment No. 5) filed January 17, 2006 by Mr. Riley. Includes options to acquire 1,111 shares of Common Stock that will have vested within 60 days of February 1, 2006. Mr. Riley also has options to purchase 8,481 shares of Common Stock that will not have vested within 60 days following February 1, 2006. Mr. Riley is the sole equity holder of B. Riley & Co., which holds 77,821 shares of Common Stock. Mr. Riley is also the sole equity holder of Riley Investment Management, LLC, the manager of SACC Partners, L.P., which holds 171,171 shares of Common Stock. Mr. Riley, directly or indirectly, has sole voting and dispositive power over all of the foregoing shares.

(11) Includes options to acquire 32,053 shares of Common Stock that will have vested within 60 days following February 1, 2006. As of February 1, 2006, Mr. Cierzan also has options to purchase 5,000 shares of Common Stock that will not have vested within 60 days of that date. Mr. Cierzan shares voting and dispositive control over 23,158 shares of Common Stock with his wife, Lynn Cierzan, as a joint tenant.

(12) Includes options to acquire 19,981 shares of Common Stock that will have vested within 60 days following February 1, 2006.  As of February 1, 2006, Mr. Rossi also has options to purchase 5,000 shares of Common Stock that will not have vested within 60 days of that date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and holders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5.

Based on a review of such forms and written representations of reporting persons, the Company believes that during the calendar year ended December 31, 2005, its officers and directors and holders of more than 10% of the Company’s Common Stock complied with all applicable Section 16(a) filing requirements, except (i) Mr. Riley, who filed a Form 4 on October 31, 2005 which reported one day late two trades of indirectly held shares which occurred on October 26, 2005.

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is certain information regarding each of the current executive officers of the Company. Information about Mr. Mathewson is presented in “ELECTION OF DIRECTORS—Nominees for Election by Holders of Common Stock.” Officers are appointed by and serve at the discretion of the Board. Except as otherwise indicated, the positions listed are with Aldila, Inc.

Name	Age	Position
Peter R. Mathewson	55	Chairman of the Board of Directors, Chief Executive Officer, President and Director of Aldila, Inc; President and Chief Operating Officer of Aldila Golf Corp.	.
Robert J. Cierzan	59	Vice President—Finance, Secretary and Treasurer
Michael J. Rossi	52	Vice President—Sales and Marketing of Aldila Golf Corp.

The principal occupations and positions for the past five years, and in certain cases prior years, of the executive officers of the Company who are not also nominees for election as a director, are as follows:

ROBERT J. CIERZAN has been Secretary and Treasurer of Aldila (or its predecessors) since January 1991 and Vice President—Finance since March 1989. From September 1988 to February 1989, Mr. Cierzan held the position of Executive Vice President—Finance at Illinois Coil Spring Company, a diversified manufacturer of springs, automotive push-pull controls and rubber products.

MICHAEL J. ROSSI has been the Vice President—Sales and Marketing of Aldila Golf Corp. since March 24, 1997 when he joined the Company. Prior to that, from August 1994 to March 1997, Mr. Rossi was the Vice President and General Manager of Fujikura Composite America, which manufactures graphite golf shafts and is a wholly owned subsidiary of Fujikura Rubber Limited, a Japanese publicly held company. From November 1989 to August 1994, he was Vice President—Sales and Marketing for True Temper Sports, a division of the Black & Decker Corporation, which manufactures steel golf shafts.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation (cash and non-cash, plan and non-plan) paid to each of the Named Executive Officers for services rendered in all capacities to the Company during the three fiscal years ended December 31, 2005, 2004 and 2003.

		Annual Compensation(2)		Long Term Compensation
Name(1)	Year	Base Salary	Bonus(3)	Options(4)	Payout(5)
Peter R. Mathewson	2005	$270,072	$216,058	10,125	$732,016
	2004	$262,000	$183,750	13,500	$209,863
	2003	$262,000	—	25,000	—
Robert J. Cierzan	2005	$200,092	$160,073	6,975	$582,931
	2004	$194,481	$136,136	9,300	$214,552
	2003	$194,481	—	15,000	—
Michael J. Rossi	2005	$188,309	$150,647	6,975	$417,472
	2004	$182,327	$127,629	9,300	$142,533
	2003	$182,327	—	15,000	—

(1)          Positions held are indicated in EXECUTIVE OFFICERS OF THE COMPANY above.

(2)          Exclude auto usage, imputed income on life insurance and employer’s 401(k) match.

(3)          Bonus earned in year indicated and paid in following year.

(4)          Number of shares of common stock underlying stock options.

(5)          Proceeds of stock option exercises.

STOCK OPTION GRANTS

The following table sets forth information concerning the grant of stock options during the fiscal year ended December 31, 2005 to each of the Named Executive Officers.

All options were granted under the Company’s 1994 Stock Incentive Plan, on August 17, 2005, and at the date of grant provided for vesting one-third on each of August 17, 2006, August 17, 2007 and August 17, 2008. The vesting was subsequently accelerated in December 2005 so that all of the options are now vested. This action was taken in contemplation of SFAS 123(R) becoming effective.

	Individual Grants				Potential Realizable
	Options Granted in	% of Total Options Granted to Employees	Exercise Price	Expiration	Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	2005 (#)	in 2005	($/Sh)	Date	5%	10%
Peter R. Mathewson	10,125	13%	26.25	8/17/2015	$167,148	$423,587
Robert J. Cierzan	6,975	9%	26.25	8/17/2015	$115,147	$291,804
Michael J. Rossi	6,975	9%	26.25	8/17/2015	$115,147	$291,804

AGGREGATED OPTION EXERCISES

The following table sets forth information (on an aggregated basis) concerning the exercise of stock options and the fiscal year-end value of unexercised options using the closing price of $25.43 per share as of December 30, 2005. The Company has no outstanding stock appreciation rights, either freestanding or in tandem with options.

	Shares Acquired		Number of Securities Underlying Unexercised Options		Value of Unexercised In-the-money Options
Name	on Exercise	Value Realized	Vested	Unvested	Vested	Unvested
Peter R. Mathewson	34,301	$732,016	68,287	8,333	$1,207,151	$184,493
Robert J. Cierzan	26,556	$582,931	32,053	5,000	$488,860	$110,700
Michael J. Rossi	20,046	$417,473	19,981	5,000	$240,271	$110,700

DIRECTOR COMPENSATION

Directors, other than management directors (Peter R. Mathewson), currently receive for their service as directors $2,000 per quarter, $1,000 per Board meeting attended and $500 per committee meeting attended. The Company pays the Chair of the Audit Committee $6,000 per year and the Chair of the Compensation Committee $3,000 per year. Payments to Committee Chairs are in addition to payments to committee members for attendance at committee meetings. Payments are made in four quarterly installments at the same time as the Company pays director fees. Each director, including each management director and other directors not receiving director fees, is also reimbursed for out-of-pocket expenses arising from attendance at meetings of the Board or committees thereof.

Pursuant to the Company’s 1994 Stock Incentive Plan, in May 2005, each of the non-employee directors who had more than one year of service (Thomas A. Brand, Lloyd I. Miller, III, Bryant R. Riley and Andrew Leitch) received an annual stock option grant of 3,334 shares under the 1994 Stock Incentive Plan. Each non-employee director with more than one year of service (currently, Messrs. Brand, Miller, Riley, and Leitch) will receive additional options under the 1994 Stock Incentive Plan to acquire 3,334 shares annually on the last trading day in the month of May 2006.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

The Company entered into a Severance Protection Agreement (the “Severance Agreement”) in November 2003, with each of the Named Executive Officers. All capitalized terms in the description below have the same meaning as in the Severance Agreement. Each Severance Agreement commenced January 1, 2004, continues for one year, and automatically renews for one year on each January 1 thereafter, unless either party gives ninety days advance notice of non-renewal or if the Severance Agreement is terminated, however, in the event of a Change of Control the term of the Severance Agreement is twenty-four months from such event. Pursuant to the Severance Agreement, in the case of termination of employment within thirty-six months after a Change in Control as a result of death, by the Company for Cause or Disability, or by the Executive other than for Good Reason, the Executive is entitled to his Accrued Compensation. In the case of termination within thirty-six months of a Change of Control for any other reason, the Executive is entitled to the following: (i) Accrued Compensation and a Pro Rata Bonus for the year of termination (typically computed based on the average bonus paid for the prior two years), (ii) a lump sum payment equal to the sum of the Executive’s then annual base salary and his average bonus for the prior two years, (iii) continued provision of insurance (including life, disability and medical) for two years, “grossed up” to cover any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, and (iv) a lump sum equal to one years’ automobile allowance (or the length of the automobile lease, if longer, in the case of automobiles leased by the Company for the Executive’s use).

These payments are in lieu of any other severance benefit to which the Executive would otherwise have been entitled. Upon a Change-in-Control, regardless of whether the Executive’s employment has terminated, the Company is required to contribute to a grantor trust an amount sufficient to fund the payments under clauses (i), (ii), and (iv) above.

“Change-in-Control” means (1) an acquisition of 40% of the Company’s Common Stock, (2) the failure of the individuals who, as of November 19, 2003 were members of the Board of Directors (the “Incumbent Board”) to constitute at least two-thirds of the members of the Board, unless the election of any new director is approved by a vote of at least two-thirds of the Incumbent Board, subject to certain other qualifications, (3) the completion of a merger where the existing stockholders and Board of Directors do not retain control of the surviving company, or (4) the liquidation or sale of substantially all the assets of the Company.

Except as provided above and except for the provisions of the 1994 Stock Incentive Plan and related agreements thereto, there are no compensatory plans or arrangements with respect to any of the executive officers (including each of the Named Executive Officers) which are triggered by, or result from, the resignation, retirement or any other termination of such executive officer’s employment, a change-in-control of the Company or a change in such executive officer’s responsibilities following a change-in-control.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

This Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act and shall not otherwise be deemed filed under such Acts.

COMMITTEE COMPOSITION

Compensation Committee of the Board of Directors in 2005 was comprised of Thomas A. Brand (chairman), Lloyd I. Miller, III and Bryant R. Riley.

COMPENSATION OBJECTIVES AND POLICIES

The principle objectives of the Company’s executive compensation committee are to:

•       Support the achievement of desired Company performance,

•       Align the executive officers’ interests with the success of the Company and with the interests of the Company’s stockholders, and

•       Provide compensation that will attract and retain superior talent and reward performance.

These objectives are principally achieved through compensation in the form of annual base salaries, bonuses and equity investment opportunities. In line with these objectives, the Company’s executive compensation system consists generally of base salary, bonuses based on corporate performance under the Company’s Executive Bonus Plan (the “Bonus Plan”), and the grant of stock options under the 1994 Stock Incentive Plan.

BASE SALARY

Executive officers generally are considered for salary increases at the time of their respective employment anniversaries or at the beginning of the calendar year, subject to the approval of the Compensation Committee, taking into consideration the recommendations of the Company’s Chairman and Chief Executive Officer.

Due to the overall financial performance of the Company in 2002 and 2003, executive officer salaries were not increased during either 2003 or 2004. In deciding to provide no salary increases to the executive officers, the Compensation Committee took into account the overall performance of the Company in recent years in the face of increasing market pressures, including declining unit prices that have been negatively impacting the Company’s gross margins, an overall drop in sales of golf equipment by many of the Company’s customers, and the efforts taken by management to improve performance and control costs in light of these market factors.

Based on the Company’s improved financial performance in 2004, and other factors, including the increase in the Company’s stock price during 2004, the Compensation Committee authorized a 3% increase in executive officer’s salaries for fiscal year 2005.

In November 2005, based upon the Company’s superior financial performance in 2005, and other factors, including the continued and significant increase in the Company’s stock price during 2005, the Compensation Committee authorized an additional 3% increase in executive officer’s salaries for fiscal year 2006.

BONUS PLAN

As a result of the poor market conditions in 2003, the Company did not establish bonus targets for 2003.

In late 2003 the Compensation Committee established bonus targets for executive officers for 2004. Bonus awards for the 2004 year were paid in early 2005.

The Compensation Committee established bonus targets for the 2005 year in March 2005. Based upon the Company’s 2005 performance, a total of $526,778 in bonus payments were made to the Company’s executive officers in March 2006 for the 2005 year.

The Compensation Committee intends to soon consider whether to establishment bonus targets for the 2006 year, but has not yet taken any such action.

The Compensation Committee’s recommendations regarding bonus targets have in all cases been adopted by the full Board.

Awards under the Company’s Bonus Plan depend on the actual financial performance of the Company in a given year, compared to the target financial performance objectives for that year. The target objectives are set annually and are based on the Company’s operating plan. The bonuses awarded under the Bonus Plan depend upon the Company achieving a specified dollar amount of pre-tax, pre-bonus, profits and increase to the extent pre-tax, pre-bonus profits exceed that minimum level and achieve certain specified, higher levels. The bonus for each participant is a percentage of the participant’s base salary, with the percentage depending on the level of pretax profits the Company achieves. The maximum bonus for any employee is 100 % of that employee’s base salary.

In establishing targets and proposed bonuses, the Committee continues to believe that it is important the bonus structure reward executive officers for high levels of performance by the Company, weighted so superior performance (viewed against the performance expected in accordance with management’s internal projections for performance approved by the Board of Directors) will result in substantially higher bonuses than will result from merely acceptable performance. While a substantial portion of the bonus is subject solely to the Company attaining its quantitative objectives, a portion of the total bonus award is subject to a discretionary modifier determined by the Chairman and Chief Executive Officer allowing him to reduce the bonus if the executive’s individual performance so warrants.

The Compensation Committee believes that base 2006 executive compensation levels, even without any bonuses, adequately reflect (i) each executive’s business results and performance in his area of responsibility, (ii) each executive’s contribution to the overall management team and (iii) each executive’s expected future contributions to the Company.

STOCK OPTIONS

The Compensation Committee and the Board of Directors believe executive officers who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value should have a significant stake in the Company’s on-going success. To this end, the Company’s compensation objectives are designed to be achieved through significant stock ownership in the Company by executive officers in addition to base salary and bonus payments.

The 1994 Stock Incentive Plan is intended to provide an additional incentive to employees maximize stockholder value and to facilitate broad and increasing stock ownership by executives and other key employees.

In 2004, options to purchase an aggregate of 113,720 shares were granted to employees of the Company as a group (excluding non-employee directors). Of this total, options to purchase an aggregate of 32,100 shares (28% of all options granted in 2004) were granted to the Named Executive Officers.

In 2005, options to purchase an aggregate of 78,235 shares were granted to employees of the Company as a group (excluding non-employee directors). Of this total, options to purchase an aggregate of 24,075 (31% of all options granted in 2005) were granted to the Named Executive Officers.

The Compensation Committee believes these stock option grants were appropriate in light of the policy of the Board of Directors that significant equity ownership by executive officers is an important contributor to aligning the interests of executive officers with those of the stockholders of the Company, and the number of options awarded to individual officers were set based on the Compensation Committee’s perception, in part in light of recommendations by the Company’s Chairman and Chief Executive Officer, as to each officer’s ability to affect the Company’s overall future performance. The Named Executive Officers collectively held options to acquire 138,654 shares as of December 31, 2005. The Compensation Committee believes these options provide significant incentives for executives to increase the value of the Company for the benefit of all stockholders and offer executives significant opportunities to profit personally from their efforts to increase that value.

In December 2005, the Compensation Committee agreed to accelerate the vesting of approximately 152,000 outstanding stock options granted to employees in 2004 and 2005, including options held by Named Executive Officers. The Committee took this action because it believed it was in the best interests of the Company’s stockholders. The accelerated vesting of these options will reduce the Company’s reported compensation expense associated with those options in future periods, compared to the expense that otherwise would have been recorded as a result of the implementation of SFAS No. 123(R) during 2006. This action resulted in the Company recording a pre-tax charge during the fourth quarter of 2005 of approximately $19,000 as compensation expense related to the option vesting acceleration.

SECTION 162(m) ISSUES

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code on its executive compensation decisions. Section 162(m) generally disallows a federal income tax deduction to any publicly held corporation for compensation paid to the chief executive officer and each of the four other most highly compensated executive officers to the extent that such compensation in a taxable year exceeds $1 million. Section 162(m), however, permits a deduction for qualified “performance-based compensation,” the material terms of which are disclosed to and approved by stockholders. The Company’s Bonus Plan does not qualify as performance-based compensation for the purposes of Section 162(m). The Company’s 1994 Stock Incentive Plan does qualify as performance-based compensation for Section 162(m) purposes. During 2005, the Compensation Committee believed it unlikely any executive officer of the Company would receive in excess of $1 million in compensation, other than performance-based compensation. The Compensation Committee believes it is unlikely any executive officer will receive in excess of that amount in 2006. As a result, the Compensation Committee has not taken any steps to qualify the bonus plan as performance-based compensation, although it anticipates the Company would do so before any executive receives salary, bonus and other non-performance based compensation in excess of $1 million.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Peter R. Mathewson’s compensation during 2005 as Chairman of the Board and Chief Executive Officer was reviewed in connection with the Compensation Committee’s overall review of executive officer compensation. Based on current economic conditions of the market and the Company’s continued superior performance during 2005, in November 2005 the Compensation Committee proposed and the Board adopted a 3% increase to Mr. Mathewson’s base salary for 2006.

As described above, the Company had no bonus plan in 2003, so Mr. Mathewson did not receive any bonus in 2003. In 2004 the Company adopted bonus plan targets, and in early 2005 paid Mr. Mathewson a bonus of $184,000 pursuant to the bonus plan. The Company adopted bonus plan targets for 2005 and in March 2006 paid Mr. Mathewson a bonus of $216,000 pursuant to the bonus plan and targets for 2005. The Compensation Committee intends to soon consider whether to adopt bonus plan targets for 2006 (described under the subheading “BONUS PLAN” above) which, if adopted, would provide an incentive for Mr. Mathewson and other employees to exceed the Company’s financial pretax profit performance goals established for 2006.

In late 2003, Mr. Mathewson was granted options to purchase 25,000 shares of Common Stock. On August 24, 2004, Mr. Mathewson was granted options to purchase 13,500 shares of Common Stock.  On August 17, 2005, Mr. Mathewson was granted options to purchase 10,125 share of Common Stock.  The Compensation Committee believes this number of options was appropriate in light of the importance of Mr. Mathewson’s position to the Company and his level of stock ownership.

The Compensation Committee believes Mr. Mathewson’s 2006 base salary and his participation in the 2006 Bonus Plan (if and when bonus targets are adopted), in conjunction with his stock ownership and employee stock options, will provide substantial incentives for him to create stockholder value.

Dated: March 21, 2006	Respectfully submitted,
Thomas A. Brand, Chairman Bryant R. Riley Lloyd I. Miller, III

AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following information regarding the Audit Committee and its report shall not be deemed to be incorporated by reference into any such filing.

REPORT OF AUDIT COMMITTEE

The Audit Committee currently consists of Andrew M. Leitch (chairman and “financial expert”), Bryant R. Riley, and Thomas A. Brand. It held 4 meetings during 2005.

Under its charter, the Audit Committee’s principal responsibilities are to:

•       Retaining, setting the compensation of and monitoring the independence of the Independent Accountant;

•       Overseeing the performance of the Independent Accountant and members of Management involved with finance and accounting functions;

•       Monitoring the integrity of Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•       Overseeing the Company’s accounting policies and staff;

•       Providing an avenue of communication among the Independent Accountant, Management, and the Board of Directors; and

•       Reviewing and approving related party transactions.

The Company’s management remains directly responsible for the Company’s disclosure controls, internal controls, and the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards, issuing reports on the Company’s financial statements and the Company’s internal controls over financial reporting, as well as reviewing the Company’s quarterly financial statements. The Audit Committee has the principal responsibility to monitor and oversee these processes, although the Board of Directors retains ultimate responsibility for the performance of the Company’s independent accountants and management.

The Audit Committee is charged with meeting a minimum of four times each year, including a meeting following the preparation of quarterly and annual financial statements, to review these financial statements with management and the independent accountants.

Company management has represented to the Audit Committee that the Company’s financial statements for the fiscal year 2005 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed these financial statements with management and the Company’s independent accountants. The Audit Committee also discussed with the Company’s independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61 (communications with audit committees).

The Company’s independent accountants have provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (independence discussions with audit committees), and the Audit Committee discussed with the independent accountants the accounting firm’s independence. The Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants’ independence.

The Audit Committee is assigned the responsibility to (1) supervise the internal accounting policies and procedures in order to assess the adequacy of internal accounting and financial reporting controls, (2) review with the independent accountant the Company’s financial statements and audit process and (3) review all proposed transactions between the Company and its directors and officers, and any immediate family member or affiliate of any of its directors and officers, or any other affiliate of the Company that is not a subsidiary of the Company.

During 2005, the Company completed the documentation, testing and evaluation of its system of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. Portions of this work were performed by an outside consultant retained by the Company. The Audit Committee received periodic updates and provided oversight and advice during this process. Upon completion of this process, management reported to the Audit Committee regarding the effectiveness of the Company’s internal control over financial reporting. The Committee also reviewed management’s report on internal controls over financial reporting contained in the Company’s 2005 Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as well as Peterson & Co., LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s 2005 Annual Report relating to (i) its audit of the financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of the Company’s internal control over financial reporting. The Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting.

The Audit Committee is also responsible for recommending the independent accountants to be retained by the Company for each fiscal year. For 2006 the Audit Committee has recommended that Peterson & Co., LLP once again be nominated for approval by the stockholders.

Based upon the Audit Committee’s discussion with management and the Company’s independent accountants and the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission.

Dated: March 21, 2006	Respectfully submitted,
Andrew M. Leitch, Chairman Bryant R. Riley Thomas A. Brand

This foregoing report shall not be deemed soliciting material nor incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE CHARTER

The Audit Committee Charter was approved by the Board of Directors on December 31, 2002 and attached to the proxy statement for the Company’s 2003 Annual Meeting of Stockholders. There have been no amendments or changes to that Audit Committee Charter.

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

The current NASD and SEC rules require that members of the Audit Committee must be “independent” and may not be “affiliates” of the Company, although there is a 10% stock ownership safe-harbor for determining whether a director is an “affiliate” for this purpose. In addition, Audit Committee members must not have participated in the preparation of the Company’s financial statements during the previous three years, and they must be able to read and understand financial statements at the time they assume office. The minimum required size of the Audit Committee is at least three members.

Mr. Leitch, Mr. Riley and Mr. Brand were elected by the Board of Directors to be members of the Audit Committee for 2005, and we anticipate that each will be re-elected at the meeting of the Board of Directors following the 2006 Annual Meeting of Stockholders. The Board of Directors has determined that (a) each will be “independent” as that term is defined in the NASD Rules and SEC Rule 10A-3(b)(1); (b) each has not participated in the preparation of the financial statements of the Company or any of its subsidiaries at any time during the past three years; and (c) each is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

AUDIT COMMITTEE FINANCIAL EXPERT

The current SEC and NASD rules require that at least one member of the Audit Committee must be an “audit committee financial expert” as that term is defined in the SEC Rules, and is “financially sophisticated” as that term is defined in the NASD Rules. The Board of Directors has determined that Mr. Leitch is an “audit committee financial expert” and is “financially sophisticated,” as those terms are defined in the respective rules.

NOMINATING COMMITTEE

The Nominating Committee’s Charter is available on the Company’s website (www.aldila.com).

The Nominating Committee is charged with identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board, in accordance with the criteria, policies and principles set forth in its Charter.

The Nominating Committee will consider nominees recommended by stockholders. Any stockholder desiring to recommend such nominee may do so by contacting any member of the Nominating Committee c/o of the Company. The Nominating Committee held one meeting in calendar year 2005.

In making its recommendations, the Committee may consider some or all of the following factors, among others:

•       The candidate’s judgment, skill, diversity and experience with other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

•       The interplay of the candidate’s experience with the experience of other Board members, including meeting legally required qualifications of sufficient directors to meet the obligation of the Company to maintain sufficient members of the Board to have a “financial expert” as a member of the Company’s Audit Committee, and sufficient members of the Board who meet the independence requirements under applicable law and NASDAQ rules;

•       The extent to which the candidate would be a desirable addition to the Board;

•       Whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Company’s management; and

•       The candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.

PERFORMANCE GRAPH FOR ALDILA, INC. COMMON STOCK

The performance graph for the Company’s Common Stock compares the cumulative total return (assuming reinvestment of dividends) on the Company’s Common Stock with (i) the Center for Research in Security Prices (“CRSP”) Index for NASDAQ Stock Market (U.S. Companies) (the “Market Index”) and (ii) the CRSP Index for NASDAQ Stocks (SIC 3940 - 3949)—Dolls, Toys, Games and Sporting and Athletic Goods (the “Peer Index”), assuming an investment of $100 on December 29, 2000 (the last business day of that year) in each of the Company’s Common Stock, the stock comprising the Market Index and the stock comprising the Peer Index.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for
ALDILA INC

Produced on 03/22/2006 including data to 12/30/2005

Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business,
13638	The University of Chicago. Used with permission. All rights reserved. ©Copyright 2006

ANNUAL REPORT

The Company’s Annual Report for the fiscal year ended December 31, 2005 (the “2005 Annual Report”) is included with the mailing of this Proxy Statement. The 2005 Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Peterson & Co., LLP, the Company’s current independent accountants.

PROXY SOLICITATION

The Company will pay the expense of this proxy solicitation. We do not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the annual meeting. We will, upon request, reimburse brokers, banks and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals. In addition to the solicitation of proxies by use of the mails, solicitation also may be made by telephone, e-mail, facsimile or personal interviews by our directors, officers and regular employees, none of whom will receive additional compensation for any such solicitation.

PROPOSALS OF STOCKHOLDERS AND COMMUNICATIONS TO DIRECTORS

If a shareholder desires to nominate someone for election to the Board of Directors at, or to bring any other business before, the 2007 Annual Meeting of Shareholders, then in addition to any other applicable requirements, such shareholder must give timely written notice of the matter to the Secretary of the Company. To be timely, written notice must be delivered to the Secretary at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of this year’s 2006 Annual Meeting, provided, however, that in the event that the date of the 2007 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, then such notice to be timely must be delivered to the Secretary not more than 120 days prior to the 2006 Annual Meeting and not less than (i) 90 days prior to such annual meeting or (ii) 10 days following the date of the first public announcement of the scheduled date of the 2007 Annual Meeting. Any such notice to the Secretary must include all of the information specified in the Company’s Bylaws.

If a shareholder desires to have a proposal included in the Company’s proxy statement and proxy card for the 2007 Annual Meeting of Shareholders, then, in addition to the notices required by the immediately preceding paragraph and in addition to other applicable requirements (including certain rules and regulations promulgated by the Securities and Exchange Commission), the Company must receive notice of such proposal in writing at the Company’s principal executive offices at 13450 Stowe Drive, Poway, California 92064, no later than December 7, 2006, provided, however, that if the date of the 2007 Annual Meeting of Shareholders is more than 30 days before or after the first anniversary of this year’s Annual Meeting (i.e. the 2005 Annual Meeting of Shareholders), then such notice must be received by the Secretary of the Company a reasonable time before the Company begins to print and mail its proxy materials for the 2007 Annual Meeting.

Communications by stockholders to the Board of Directors or any single director may be sent c/o the Company, 13450 Stowe Drive, Poway, California 92064, Attn: Investor Relations Dept. All such communications are forwarded to the director(s).

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the SEC’s Regional Offices located at 233 Broadway, New York, New York 10279 and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604. Copies of such materials can be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or, at no charge, may be obtained at the SEC’s web site: http://www.sec.gov. In addition, such material may also be inspected and copied at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006-1500.

OTHER MATTERS

The Board knows of no matters other than those listed in the attached Notice of Annual Meeting which are likely to be brought before the Meeting. However, if any other matter properly comes before the Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matter.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ ROBERT J. CIERZAN
Robert J. Cierzan
Secretary

April 18, 2006

ALDILA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of ALDILA, INC. hereby appoints PETER R. MATHEWSON and ROBERT J. CIERZAN, or either of them, Proxies of the undersigned, each with full power to act without the other and with the power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Aldila, Inc., to be held at the Company’s executive offices and production facility, 13450 Stowe Drive, Poway, California 92064 on Thursday, May 18, 2006 at 10:30 a.m. (Pacific daylight time), and at any adjournments or postponements thereof, and to vote all shares of stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present, in accordance with the instructions below and on the reverse hereof, and, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED ON THE REVERSE HEREOF, AND WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2, IF NO INSTRUCTIONS ARE INDICATED.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE.

(Continued and to be signed on the reverse side)

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ANNUAL MEETING OF STOCKHOLDERS OF

ALDILA, INC.

May 18, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

\*/    Please detach along perforated line and mail in the envelope provided. \*/

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR  VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

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1. Election of Directors:

NOMINEES:

☐ FOR ALL NOMINEES	☐ Thomas A. Brand
☐ WITHHOLD AUTHORITY FOR	☐ Peter R. Mathewson
ALL NOMINEES	☐ Lloyd I. Miller, III
☐ FOR ALL EXCEPT	☐ Bryant R. Riley
(see instructions below)	☐ Andrew M. Leitch

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

	FOR	AGAINST	ABSTAIN

2. Ratification of the appointment of Peterson & Co., LLP as the independent accountants of the Company.	☐	☐	☐

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 18, 2006 and the Proxy Statement furnished herewith.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ANNUAL MEETING OF STOCKHOLDERS OF

ALDILA, INC.

May 18, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.

– OR –

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

– OR –

INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

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You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

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\*/    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. \*/

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR

VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

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1.     Election of Directors:

NOMINEES:

☐ FOR ALL NOMINEES	☐ Thomas A. Brand
☐ WITHHOLD AUTHORITY FOR	☐ Peter R. Mathewson
ALL NOMINEES	☐ Lloyd I. Miller, III

☐ FOR ALL EXCEPT	☐ Bryant R. Riley
(see instructions below)	☐ Andrew M. Leitch

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

	FOR	AGAINST	ABSTAIN

2. Ratification of the appointment of Peterson & Co., LLP as the independent accountants of the Company.	☐	☐	☐
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 18, 2006 and the Proxy Statement furnished herewith.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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